                                    [GRAPHIC]

                                                   Annual Report August 31, 2000

Oppenheimer
Growth Fund



[LOGO]    OppenheimerFunds(R)
          The Right Way to Invest

================================================================================
 REPORT HIGHLIGHTS
================================================================================

    CONTENTS

  1 President's Letter

  3 An Interview with Your Fund's Manager

  8 Fund Performance

 13 Financial Statements

 30 Independent Auditors' Report

 31 Federal Income Tax Information

 32 Officers and Trustees


The Fund provided strong performance, capitalizing on conditions that generally favored growth investing.

We benefited from our relatively large holdings among technology stocks, particularly in fast-growing bandwidth-related telecommunications areas.

We remain enthusiastic about the prospects for growth investing in today's economic environment.

--------------------------
Average Annual
Total Returns*

For the 1-Year Period
Ended 8/31/00

Class A
Without         With
Sales Chg.      Sales Chg.
--------------------------
67.10%          57.50%

Class B
Without         With
Sales Chg.      Sales Chg.
--------------------------
65.82%          60.82%

Class C
Without         With
Sales Chg.      Sales Chg.
--------------------------
65.87%          64.87%

Class Y
--------------------------
67.56%
--------------------------


*See Notes on page 12 for further details.

--------------------------------------------------------------------------------
 PRESIDENT'S LETTER
--------------------------------------------------------------------------------

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Growth Fund

Dear Shareholder,

     Over the past several decades, our investment teams have learned the importance of avoiding complacency when it comes to navigating the financial markets--especially when times are good. Right now, times appear particularly good. The U.S. economy is in its tenth year of expansion. In the bond market, U.S. Treasury issues have been performing favorably over the past year. In addition, despite volatility in the second quarter, the stock market has been providing attractive returns from a wide spectrum of industry sectors, capitalization ranges and investment styles.

     We have arrived at this juncture after months of monitoring the rapid pace of global economic growth and its implications for inflation, as well as the Federal Reserve Board's evolving monetary policy. At this point, economic indicators suggest a dampening of short-term inflationary pressures. While recent increases in oil prices are certainly taking their toll, we don't believe this signals a return to 1970's-style inflation. Accordingly, if the Fed continues in its diligence, the economy could maintain its healthy rate of growth.

     In the bond market, the achievement of a federal budget surplus has prompted the Treasury to buy back many of its long-term securities. The resulting supply shortage boosted these securities' returns, causing an inversion of the yield curve--an unusual situation in which shorter term Treasuries yield more than their longer term counterparts. Other bond sectors are offering many opportunities in the form of attractive valuations.

     Perhaps most important is that we have begun to see encouraging signs in the stock market. Formerly high-flying Internet stocks have generally come down to earth, and investors have begun to refocus on companies with strong business fundamentals and justifiable valuations. Investors have also returned to long-neglected, value-oriented companies.

 1  OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 PRESIDENT'S LETTER
--------------------------------------------------------------------------------

     What else do these various trends tell us? They tell us that the ability to discriminate between long-term potential and short-lived fads has become more critical than ever. Trying to generate good long-term performance requires tracking the best companies through intensive research, combined with hard-earned experience.

     At OppenheimerFunds, our seasoned portfolio management teams fight complacency by remaining constantly aware of the risks that face the economy and financial markets. Virtually anything could affect the overall markets--a surge in inflation, a decline in productivity, deteriorating corporate earnings, or even the new Administration's proposals regarding tax reform, health care and Social Security. However, by remaining vigilant in our quest for fundamentally sound businesses, we believe we can find good investments that can weather market volatility.

     In this environment, we encourage you to consult your financial advisor and to stay on track with your long-term financial plan. For our part, we will continue to monitor the opportunities and risks ever present in the financial markets. Thank you for your confidence in OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
September 22, 2000


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest rate risks.


 2   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]
Portfolio Management
Team (l to r)
Julie Ryan
Ian Horowitz
Bruce Bartlett
(Portfolio Manager)
Jin Chon

Q How would you characterize the Fund's performance during the fiscal year that ended August 31, 2000?

A. We are pleased with the Fund's strong performance. Although equity markets experienced high levels of volatility during the recent period, we believe our disciplined stock selection process positioned the Fund to benefit from a generally favorable environment for growth investing. We attribute the Fund's gains primarily to our focus on growth and our strong emphasis on technology, particularly on some of the technology sector's better performing areas and individual stocks.

What made this such a volatile period?

     Throughout the reporting period, investors struggled to weigh the positive impact of encouraging economic trends against the negative impact of rising interest rates. Specifically, equity markets were supported by continued strength in the U.S. economy, low rates of inflation, growing evidence of global economic recovery and diminishing fears of Y2K-related problems. On the other hand, interest rate hikes by the Federal Reserve Board threatened corporate profitability and raised concerns about the potential for rising inflation.

     During the first few months of the period, positives outweighed negatives for most investors. As a result, equity markets--which had begun the period at high levels--climbed even higher. By the beginning of the new year, most market indices had risen to new all-time highs. However, market sentiment began to shift as short-term interest rates, which had risen substantially during 1999, continued to rise. By mid-February 2000, interest rate-related concerns had driven the S&P 500 down more than six percent from its highs, and most industrial sectors had declined even more sharply. The only sectors that were

 3  OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

relatively unaffected by rate concerns were technology and biotechnology, where investors remained willing to pay higher prices for exceptionally high rates of growth.


"Our emphasis on companies with strong fundamentals and high rates of internal revenue growth positioned the Fund to weather the market's volatility remarkably well."


     During the second quarter of 2000, interest rate concerns finally took their toll on technology stocks, causing the prices of many to fall sharply in April and May. In June, July and August, however, better than expected corporate earnings reports--along with preliminary signs that U.S. economic growth might be slowing in response to the Fed's measures--bolstered investor confidence and gave new strength to growth-oriented stocks. A number of sectors participated in this rally, with technology leading the way.

How did you manage the Fund in light of these conditions?

The Fund invested in precisely the kinds of fast-growing companies that the market tended to reward during the recent period. By remaining committed to our disciplined, growth-oriented investment approach, we positioned the Fund to reap those rewards. Our emphasis on companies with strong fundamentals and high rates of internal revenue growth positioned the Fund to weather the market's volatility remarkably well.

     Our strongest performance came from the technology sector. Here, we derived our greatest gains from companies supplying the building blocks of the world's communications infrastructure. We saw--and continue to see--enormous potential in this area, which is driven by the strong growth of the Internet and strong demand for new modes of data transmission and business communication. Our best performing telecommunications holdings included optical networking companies, such as JDS Uniphase Corp. and SDL, Inc. These companies are providing equipment to increase the geographical reach and bandwidth of today's high-speed, high-capacity communications networks. In related fields, we benefited from investments in information-storage providers, such as EMC Corp., and communications-systems suppliers, such as Nortel Networks Corp.

 4  OPPENHEIMER GROWTH FUND

Average Annual
Total Returns

For the Periods Ended 9/30/00/2/

Class A
1-Year    5-Year    10-Year
-----------------------------
46.39%    22.27%    21.42%

Class B             Since
1-Year    5-Year    Inception
-----------------------------
49.18%    22.55%    21.00%

Class C             Since
1-Year    5-Year    Inception
-----------------------------
53.18%    N/A       22.97%

Class Y             Since
1-Year    5-Year    Inception
-----------------------------
55.74%    24.01%    24.03%

Did any other sectors contribute to the Fund's strong performance?

We also enjoyed good performance from investments in a select group of consumer-related retailers. We are particularly pleased with these results, because the consumer cyclicals sector as a whole performed relatively weakly during the period. We scored successes in this sector by focusing on companies with exceptionally strong leadership positions or market niches, such as Kohl's Corp.

     Of course, not all of the Fund's stocks performed strongly. Some of our holdings among specialty retailers suffered from slowing sales growth, and a few of our technology holdings provided disappointing performance; however, these represented a relatively small percentage of the Fund's assets.

Did you make any significant changes to the portfolio over the past year?

Despite our successful investments among retailers, we trimmed our overall holdings of consumer cyclicals, selling those with slowing top-line growth. We also significantly reduced our position in stocks of financial companies, because the financial sector tends to perform poorly during times of rising interest rates, and because some of our holdings showed slowing rates of revenue growth. Other sectors we reduced our positions in included healthcare and biotechnology. We shifted most of these assets into technology, which grew from approximately 42 percent of the Fund's total portfolio at the beginning of the period to over 60 percent by the end of the period./1/ Although these changes mean the Fund became less diversified, as of the end of the period we continued to hold 43 positions spread among eight investment sectors, a level of concentration with which we remain comfortable.

 1. The Fund's portfolio is subject to change.
 2. See page 12 for further details.

 5  OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

Sector Allocation/3/

 (_)     Technology      62.3%
 (_)     Consumer
         Cyclicals       13.5
 (_)     Capital Goods    8.3
 (_)     Utilities        4.4
 (_)     Financial        3.3
 (_)     Consumer
         Staples          3.2
 (_)     Communication
         Services         2.7
 (_)     Healthcare       2.3


What is your outlook for the coming months?

We see indications that economic momentum is likely to continue on a global scale. Consumer confidence and spending remain high. In addition, although pressures on prices and wages continue to grow, counterbalancing forces, such as global price competition and improved productivity, have thus far held them largely in check. While we remain watchful for signs of rising inflation, we are enthusiastic about the growth prospects of the industries and companies we have identified.

     In particular, we continue to find exciting investment opportunities in the broadband-telecommunications arena. Since we began managing the Fund in 1998, we have actively repositioned the portfolio to reflect our observation that global innovation and capital spending are increasingly focused upon information-delivery technology, as the world steadily enters an Information Age. In our view, the companies building today's and tomorrow's communications networks offer extraordinary, long-term growth prospects. As rapidly as these companies have developed in recent years, we believe many remain in the early stages of their growth cycle.

     We are committed to rigorously maintaining our strategy of growth investing, as well as our discipline of building the portfolio one company and one investment at a time. That's what makes Oppenheimer Growth Fund part of The Right Way to Invest.

3. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on total market value of common stock holdings.

 6  OPPENHEIMER GROWTH FUND

Top Five Common Stock Industries(4)
--------------------------------------------------
Electronics                                  24.4%
--------------------------------------------------
Communications Equipment                     12.3
--------------------------------------------------
Retail--Specialty                             7.5
--------------------------------------------------
Manufacturing                                 6.7
--------------------------------------------------
Computer Hardware                             6.3

Top Ten Stock Holdings(4)
--------------------------------------------------
JDS Uniphase Corp.                           13.4%
--------------------------------------------------
EMC Corp.                                     5.3
--------------------------------------------------
SDL, Inc.                                     4.8
--------------------------------------------------
Nortel Networks Corp.                         4.8
--------------------------------------------------
Corning, Inc.                                 4.3
--------------------------------------------------
CIENA Corp.                                   3.1
--------------------------------------------------
Cisco Systems, Inc.                           2.5
--------------------------------------------------
Kohl's Corp.                                  2.5
--------------------------------------------------
Tyco International Ltd.                       2.4
--------------------------------------------------
Waters Corp.                                  2.1


4. Portfolio is subject to change. Percentages are as of August 31, 2000, and are based on net assets.

 7  OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 FUND PERFORMANCE
--------------------------------------------------------------------------------

How Has the Fund Performed?

              Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended August 31, 2000, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

              Management's discussion of performance. During the fiscal year that ended August 31, 2000, the U.S. economy enjoyed robust growth, supporting the performance of growth-oriented equity markets. The Fund participated strongly in the market's gains. Market strength was concentrated in technology stocks, which the Fund emphasized, particularly in the area of broadband telecommunications. These stocks held their value better than many technology stocks in April and May 2000. In addition, they rallied during the last three months of the period, in the face of strong earnings reports and mounting evidence that economic growth was slowing to a sustainable rate. We also achieved strong returns from select holdings of consumer cyclicals, despite weak performance from the majority of stocks in that sector. The Fund's portfolio holdings, allocations and strategies are subject to change.

              Comparing the Fund's performance to the market.
              The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2000. In the case of Class A shares, performance is measured over a 10 year period; in the case of Class B shares, from the inception of the class on August 17, 1993. In the case of Class C shares, performance is measured from the inception of the class on November 1, 1995, and in the case of Class Y shares, from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.


 8  OPPENHEIMER GROWTH FUND

                    The Fund's performance is compared to the performance of the
               Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.

 9  OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 FUND PERFORMANCE
--------------------------------------------------------------------------------

    Class A Shares
    Comparison of Change in Value of $10,000 Hypothetical Investments in:
    --Oppenheimer Growth Fund (Class A)
    --S&P 500

                                  [LINE GRAPH]

              Oppenheimer  S&P 500
6/30/2090           9,425   10,000
9/30/2090           7,696    8,627
12/31/2090          8,660    9,400
3/31/91            10,560   10,763
6/30/91            10,310   10,737
9/30/91            11,309   11,310
12/31/91           12,473   12,257
3/31/92            12,339   11,948
6/30/92            11,928   12,175
9/30/92            12,626   12,559
12/31/92           14,139   13,190
3/31/93            14,114   13,765
6/30/93            13,942   13,831
9/30/93            14,216   14,188
12/31/93           14,524   14,516
3/31/94            14,209   13,967
6/30/94            13,978   14,025
9/30/94            14,912   14,709
12/31/94           14,869   14,707
3/31/95            16,302   16,137
6/30/95            18,095   17,676
9/30/95            19,609   19,079
12/31/95           20,066   20,227
3/31/96            21,265   21,312
6/30/96            21,894   22,268
8/31/96            22,063   21,734
11/30/96           24,978   25,371
2/28/97            25,916   26,628
5/31/97            27,484   28,714
8/31/97            29,792   30,564
11/30/97           29,402   32,602
2/28/98            31,265   35,945
5/31/98            31,649   37,516
8/31/98            26,331   33,046
11/30/98           31,005   40,324
2/28/99            32,752   43,048
5/31/99            34,071   45,406
8/31/99            36,702   46,200
11/30/99           41,704   48,748
2/29/2000          55,787   48,096
5/31/2000          47,962   50,160
8/31/2000          61,329   53,733

Average Annual Total Return of Class A Shares of the Fund at 8/31/00/2/
1-Year 57.50%   5-Year 24.94%   10-Year 21.41%


    Class B Shares
    Comparison of Change in Value of $10,000 Hypothetical Investments in:
    --Oppenheimer Growth Fund (Class A)
    --S&P 500

                                  [LINE GRAPH]

             Oppenheimer  S&P 500
8/17/93           10,000   10,000
9/30/93           10,217   10,299
12/31/93          10,414   10,538
3/31/94           10,160   10,139
6/30/94            9,980   10,181
9/30/94           10,624   10,678
12/31/94          10,570   10,676
3/31/95           11,557   11,714
6/30/95           12,796   12,831
9/30/95           13,836   13,850
12/31/95          14,125   14,683
3/31/96           14,937   15,471
6/30/96           15,348   16,165
8/31/96           15,444   15,777
11/30/96          17,446   18,417
2/28/97           18,065   19,330
5/31/97           19,121   20,844
8/31/97           20,682   22,187
11/30/97          20,372   23,667
2/28/98           21,621   26,093
5/31/98           21,841   27,233
8/31/98           18,135   23,988
11/30/98          21,312   29,272
2/28/99           22,467   31,249
5/31/99           23,325   32,961
8/31/99           25,087   33,537
11/30/99          28,506   35,387
2/29/2000         38,134   34,913
5/31/2000         32,785   36,412
8/31/2000         41,921   39,006

Average Annual Total Return of Class B Shares of the Fund at 8/31/00/2/
1-Year 60.82%   5-Year 25.24%   Life 22.58%


 1. The Fund changed its fiscal year end from 6/30 to 8/31.
 2. See page 12 for further details.

 10   OPPENHEIMER GROWTH FUND

     Class C Shares
     Comparison of Change in Value of $10,000 Hypothetical Investments in:
     --Oppenheimer Growth Fund (Class C)
     --S&P 500

                                  [LINE GRAPH]

             Oppenheimer  S&P 500
11/1/95           10,000   10,000
12/31/95          10,129   10,401
3/31/96           10,712   11,064
6/30/96           11,006   11,627
8/31/96           11,073   11,391
11/30/96          12,507   13,297
2/28/97           12,952   13,957
5/31/97           13,710   15,050
8/31/97           14,830   16,019
11/30/97          14,606   17,088
2/28/98           15,502   18,840
5/31/98           15,662   19,663
8/31/98           13,001   17,320
11/30/98          15,279   21,135
2/28/99           16,108   22,563
5/31/99           16,726   23,799
8/31/99           17,976   24,215
11/30/99          20,388   25,550
2/29/2000         27,225   25,208
5/31/2000         23,360   26,290
8/31/2000         29,818   28,163

Average Annual Total Return of Class C Shares of the Fund at 8/31/00/2/
1-Year 64.87%   Life 25.36%


     Class Y Shares
     Comparison of Change in Value of $10,000 Hypothetical Investments in:
     --Oppenheimer Growth Fund (Class Y)
     --S&P 500

                                  [LINE GRAPH]

             Oppenheimer  S&P 500
6/1/94            10,000   10,000
6/30/94            9,487    9,915
9/30/94           10,132   10,399
12/31/94          10,104   10,397
3/31/95           11,077   11,408
6/30/95           12,295   12,495
9/30/95           13,328   13,488
12/31/95          13,641   14,299
3/31/96           14,456   15,066
6/30/96           14,889   15,742
8/31/96           15,008   15,364
11/30/96          17,000   17,935
2/28/97           17,647   18,824
5/31/97           18,729   20,299
8/31/97           20,317   21,606
11/30/97          20,065   23,048
2/28/98           21,350   25,411
5/31/98           21,630   26,521
8/31/98           18,005   23,361
11/30/98          21,214   28,506
2/28/99           22,422   30,432
5/31/99           23,331   32,099
8/31/99           25,161   32,660
11/30/99          28,603   34,462
2/29/2000         38,284   34,000
5/31/2000         32,940   35,460
8/31/2000         42,158   37,986

Average Annual Total Return of Class Y Shares of the Fund at 8/31/00/2/
1-Year 67.56%   5-Year 26.71%   Life 25.89%


The performance information for S&P 500 in the graphs begins on 6/30/90 for Class A, 8/31/93 for Class B, 10/31/95 for Class C and 5/31/94 for Class Y.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

 11   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The Fund's returns at 9/30/00 include results for periods of exceptional market performance that are not typical of historical results. You should not expect those growth rates to continue. Because of ongoing market volatility, the Fund's performance has been subject to substantial short-term fluctuation and current performance may be less than the results shown. For quarterly updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not show the effects of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A The inception date of the Fund was 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Class B shares are subject to an annual 0.75% asset-based sales charge. Because Class B shares convert to Class A shares 72 months after purchase, the "life-of-class" return for Class B uses Class A performance for the period after conversion.

Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

 12   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 STATEMENT OF INVESTMENTS      August 31, 2000
--------------------------------------------------------------------------------

                                                                  Market Value
                                                        Shares      See Note 1
================================================================================
   Common Stocks--80.8%
--------------------------------------------------------------------------------
   Capital Goods--6.7%
--------------------------------------------------------------------------------
   Manufacturing--6.7%
--------------------------------------------------------------------------------
   Corning, Inc.                                        590,500   $193,647,094
--------------------------------------------------------------------------------
   Tyco International Ltd.                            1,936,122    110,358,954
                                                                   -------------
                                                                   304,006,048

--------------------------------------------------------------------------------
   Communication Services--2.2%
--------------------------------------------------------------------------------
   Telecommunications: Long Distance--1.5%
--------------------------------------------------------------------------------
   Broadcom Corp., Cl. A/1/                             120,000     30,000,000
--------------------------------------------------------------------------------
   Corvis Corp./1/                                      355,700     36,926,106
                                                                   -------------
                                                                    66,926,106

--------------------------------------------------------------------------------
   Telecommunications: Wireless--0.7%
--------------------------------------------------------------------------------
   AT&T Wireless Group/1/                               661,500     17,323,031
--------------------------------------------------------------------------------
   Tycom Ltd./1/                                        384,800     16,017,300
                                                                   -------------
                                                                    33,340,331

--------------------------------------------------------------------------------
   Consumer Cyclicals--10.9%
--------------------------------------------------------------------------------
   Retail: General--3.4%
--------------------------------------------------------------------------------
   Kohl's Corp./1/                                    2,005,000    112,280,000
--------------------------------------------------------------------------------
   Wal-Mart Stores, Inc.                                860,000     40,796,250
                                                                   -------------
                                                                   153,076,250

--------------------------------------------------------------------------------
   Retail: Specialty--7.5%
--------------------------------------------------------------------------------
   Bed Bath & Beyond, Inc/1/                          1,570,000     27,573,125
--------------------------------------------------------------------------------
   Best Buy Co., Inc./1/                              1,109,000     68,480,750
--------------------------------------------------------------------------------
   Home Depot, Inc.                                   1,632,500     78,462,031
--------------------------------------------------------------------------------
   RadioShack Corp.                                   1,240,000     73,160,000
--------------------------------------------------------------------------------
   Tiffany & Co.                                      2,246,400     93,506,400
                                                                   -------------
                                                                   341,182,306

--------------------------------------------------------------------------------
   Consumer Staples--2.6%
--------------------------------------------------------------------------------
   Broadcasting--2.6%
--------------------------------------------------------------------------------
   Infinity Broadcasting Corp., Cl.A/1/               1,484,500     56,225,437
--------------------------------------------------------------------------------
   Univision Communications, Inc., Cl. A/1/           1,400,000     61,775,000
                                                                   -------------
                                                                   118,000,437

--------------------------------------------------------------------------------
   Financial--2.7%
--------------------------------------------------------------------------------
   Diversified Financial--2.7%
   Citigroup, Inc.                                    1,346,666     78,611,628
--------------------------------------------------------------------------------
   Goldman Sachs Group, Inc. (The)                      108,800     13,933,200
--------------------------------------------------------------------------------
   Schwab (Charles) Corp.                               778,800     29,740,425
                                                                   -------------
                                                                   122,285,253

 13   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 STATEMENT OF INVESTMENTS      Continued
--------------------------------------------------------------------------------

                                                                Market Value
                                                       Shares     See Note 1
--------------------------------------------------------------------------------
   Healthcare--1.8%
--------------------------------------------------------------------------------
   Healthcare/Drugs--1.8%
--------------------------------------------------------------------------------
   Genentech, Inc/1/                                  119,400  $  22,745,700
--------------------------------------------------------------------------------
   Immunex Corp./1/                                 1,200,000     60,300,000
                                                               -----------------
                                                                  83,045,700

--------------------------------------------------------------------------------
   Technology--50.4%
--------------------------------------------------------------------------------
   Computer Hardware--6.3%
   EMC Corp./1/                                     2,437,400    238,865,200
--------------------------------------------------------------------------------
   Juniper Networks, Inc./1/                           50,000     10,687,500
--------------------------------------------------------------------------------
   Sun Microsystems, Inc./1/                          300,000     38,081,250
                                                               -----------------
                                                                 287,633,950

--------------------------------------------------------------------------------
   Computer Services--1.5%
   Applied Micro Circuits Corp./1/                    300,000     60,881,250
--------------------------------------------------------------------------------
   Sonus Networks, Inc./1/                             30,000      4,991,250
                                                               -----------------
                                                                  65,872,500

--------------------------------------------------------------------------------
   Computer Software--5.9%
   BEA Systems, Inc./1/                               375,000     25,523,437
--------------------------------------------------------------------------------
   Citrix Systems, Inc./1/                            675,000     14,850,000
--------------------------------------------------------------------------------
   Microsoft Corp/1/                                  467,780     32,656,891
--------------------------------------------------------------------------------
   Oracle Corp./1/                                    650,000     59,109,375
--------------------------------------------------------------------------------
   VeriSign, Inc./1/                                  267,300     53,159,287
--------------------------------------------------------------------------------
   Veritas Software Corp./1/                          672,500     81,078,281
                                                               -----------------
                                                                 266,377,271

--------------------------------------------------------------------------------
   Communications Equipment--12.3%
   CIENA Corp./1/                                     635,000    140,771,563
--------------------------------------------------------------------------------
   Cisco Systems, Inc./1/                           1,640,000    112,545,000
--------------------------------------------------------------------------------
   Nokia Corp., A Shares, Sponsored ADR             1,945,000     87,403,438
--------------------------------------------------------------------------------
   Nortel Networks Corp.                            2,675,200    218,196,000
                                                               -----------------
                                                                 558,916,001

--------------------------------------------------------------------------------
   Electronics--24.4%
   Intel Corp.                                        546,200     40,896,725
--------------------------------------------------------------------------------
   JDS Uniphase Corp./1/                            4,893,092    609,113,475
--------------------------------------------------------------------------------
   SDL, Inc./1/                                       550,000    218,521,875
--------------------------------------------------------------------------------
   Texas Instruments, Inc.                            733,400     49,091,963
--------------------------------------------------------------------------------
   Vitesse Semiconductor Corp./1/                   1,035,000     91,920,938
--------------------------------------------------------------------------------
   Waters Corp./1/                                  1,226,400     97,575,450
                                                               -----------------
                                                               1,107,120,426

 14   OPPENHEIMER GROWTH FUND


                                                                             Market Value
                                                              Shares           See Note 1
-------------------------------------------------------------------------------------------
Utilities--3.5%
-------------------------------------------------------------------------------------------
Electric Utilities--1.7%
AES Corp. (The)/1/                                              1,222,200$     77,915,250
-------------------------------------------------------------------------------------------
Gas Utilities--1.8%
Enron Corp.                                                       990,000      84,026,251
                                                                           --------------
Total Common Stocks (Cost $1,700,719,285)                                   3,669,724,080

                                                               Principal
                                                                Amount
===========================================================================================
Short-Term Notes--3.3%
-------------------------------------------------------------------------------------------
CIESCO LP, 6.51%, 9/11/00                                    $ 50,000,000      49,909,583
-------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 6.53%, 9/1/00                 50,000,000      50,000,000
-------------------------------------------------------------------------------------------
Heller Financial, Inc., 6.51%, 9/12/00                         50,000,000      49,899,014
                                                                           --------------
Total Short-Term Notes (Cost $149,808,597)                                    149,808,597

===========================================================================================
Repurchase Agreements--15.8%
-------------------------------------------------------------------------------------------
Repurchase agreement with Deutsche Bank Securities Inc., 6.57%, dated 8/31/00, to be repurchased at $716,883,807 on 9/1/00,
collateralized by U.S. Treasury Bonds, 5.25%-13.25%, 8/15/01-2/15/29,
with a value of $582,642,112 and U.S. Treasury Nts., 4.25%,
1/15/10, with a value of $150,360,986 (Cost $716,753,000)     716,753,000     716,753,000
-------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,567,280,882)                    99.9%  4,536,285,677
-------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                       0.1       3,566,253
                                                                    ---------------------
Net Assets                                                          100.0% $4,539,851,930
                                                                    =====================


Footnote to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

 15   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES     August 31, 2000
--------------------------------------------------------------------------------

================================================================================================
Assets
------------------------------------------------------------------------------------------------
Investments, at value (including repurchase agreement of
$716,753,000) (cost $2,567,280,882)--see accompanying statement                   $4,536,285,677
------------------------------------------------------------------------------------------------
Cash                                                                                    115,082
------------------------------------------------------------------------------------------------
Receivables and other assets: Shares of beneficial
interest sold                                                                         9,957,464
Interest and dividends                                                                  361,957
Other                                                                                   322,181
                                                                                 ---------------
Total assets                                                                      4,547,042,361

================================================================================================
Liabilities
------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                4,002,780
Distribution and service plan fees                                                    1,600,836
Transfer and shareholder servicing agent fees                                           789,758
Trustees' compensation                                                                  315,080
Shareholder reports                                                                     299,559
Other                                                                                   182,418
                                                                                 ---------------
Total liabilities                                                                     7,190,431

================================================================================================
Net Assets                                                                       $4,539,851,930
                                                                                 ===============

================================================================================================
Composition of Net Assets
------------------------------------------------------------------------------------------------

Paid-in capital                                                                 $ 2,323,810,138
------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                  (271,651)
------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                            247,308,648
------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                        1,969,004,795
                                                                                 ---------------
Net Assets                                                                       $4,539,851,930
                                                                                 ===============

================================================================================================
Net Asset Value Per Share
------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$3,176,435,265 and 50,978,485 shares of beneficial interest outstanding)                 $62.31
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                              $66.11
------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $995,999,790 and
16,726,348 shares of beneficial interest outstanding)                                     $59.55
------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $176,150,215 and
2,912,579 shares of beneficial interest outstanding)                                      $60.48
------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net
assets of $191,266,660 and 3,068,518 shares of beneficial interest outstanding)           $62.33


See accompanying Notes to Financial Statements.



 16   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 STATEMENT OF OPERATIONS        For the Year Ended August 31, 2000
--------------------------------------------------------------------------------

================================================================================
Investment Income
--------------------------------------------------------------------------------
Interest                                                        $    28,773,191
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $72,569)               4,126,867
                                                                ---------------
Total income                                                         32,900,058

================================================================================
Expenses
--------------------------------------------------------------------------------
Management fees                                                      20,119,482
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                               5,429,482
Class B                                                               6,753,580
Class C                                                               1,028,132
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                               3,260,420
Class B                                                                 926,799
Class C                                                                 142,308
Class Y                                                                 109,104
--------------------------------------------------------------------------------
Trustees' compensation                                                  142,765
--------------------------------------------------------------------------------
Custodian fees and expenses                                              58,832
--------------------------------------------------------------------------------

Other                                                                   980,929
                                                                ---------------
Total expenses                                                       38,951,833
Less expenses paid indirectly                                           (17,106)
                                                                ---------------
Net expenses                                                         38,934,727

================================================================================
Net Investment Loss                                                  (6,034,669)

================================================================================
Realized and Unrealized Gain
--------------------------------------------------------------------------------
Net realized gain on:
Investments                                                         319,907,463
Closing and expiration of option contracts written                       19,938
                                                                ---------------
Net realized gain                                                   319,927,401

--------------------------------------------------------------------------------
Net change in unrealized appreciation on investments              1,319,892,884
                                                                ---------------
Net realized and unrealized gain                                  1,639,820,285

================================================================================
Net Increase in Net Assets Resulting from Operations            $ 1,633,785,616
                                                                ===============


See accompanying Notes to Financial Statements.

 17   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended August 31,                                        2000              1999
=========================================================================================
Operations
-----------------------------------------------------------------------------------------
Net investment income (loss)                          $    (6,034,669)  $     1,843,354
-----------------------------------------------------------------------------------------
Net realized gain                                         319,927,401       127,553,112
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation                   1,319,892,884       574,876,473
                                                      -----------------------------------
Net increase in net assets resulting from operations    1,633,785,616       704,272,939

=========================================================================================
Dividends and/or Distributions to Shareholders
-----------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (1,489,887)      (20,206,393)
Class B                                                            --        (2,324,915)
Class C                                                            --          (291,190)
Class Y                                                      (311,048)       (2,313,720)
-----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                  (123,203,377)     (130,047,494)
Class B                                                   (33,223,482)      (33,737,866)
Class C                                                    (4,439,345)       (4,357,587)
Class Y                                                    (6,900,604)      (12,366,717)

=========================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from beneficial interest transactions:
Class A                                                   378,388,009         5,826,017
Class B                                                   257,232,293        24,924,295
Class C                                                    73,885,183         1,650,848
Class Y                                                    38,507,558       (67,277,123)

=========================================================================================
Net Assets
-----------------------------------------------------------------------------------------
Total increase                                          2,212,230,916       463,751,094
-----------------------------------------------------------------------------------------
Beginning of period                                     2,327,621,014     1,863,869,920
                                                      -----------------------------------
End of period [including undistributed
(overdistributed) net investment
income of $(271,651) and $1,542,581, respectively]    $ 4,539,851,930   $ 2,327,621,014
                                                      ===================================

See accompanying Notes to Financial Statements.

 18   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                    Year      Year
                                                                                                   Ended     Ended
                                                                                               August 31,  June 30,
Class A                                         2000          1999       1998         1997        1996/1/     1996
====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period           $39.77       $31.54      $40.42       $33.69       $33.43      $30.80
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                     (.02)         .10         .73          .62          .08         .44
Net realized and unrealized gain (loss)         25.42        11.69       (5.05)       10.37          .18        5.70
                                               ---------------------------------------------------------------------
Total income (loss) from investment
operations                                      25.40        11.79       (4.32)       10.99          .26        6.14
--------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income             (.03)        (.48        (.66)        (.49)          --        (.41)

Distributions from net realized gain            (2.83)       (3.08       (3.90)       (3.77)          --       (3.10)
                                               ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (2.86)       (3.56       (4.56)       (4.26)          --       (3.51)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $62.31       $39.77      $31.54       $40.42       $33.69      $33.43
                                               =====================================================================

====================================================================================================================
Total Return, at Net Asset Value/2/             67.10%       39.39      (11.62)       35.03%        0.78       21.00%
--------------------------------------------------------------------------------------------------------------------

====================================================================================================================
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)        $3,176       $1,730      $1,357       $1,591       $1,128      $1,120
--------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)               $2,390       $1,620      $1,640       $1,369       $1,101      $1,018
--------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)                    (0.01)        0.24%       1.90%        1.74%        1.50        1.43%
Expenses                                         1.01%        1.05%       1.00%/4/     1.01%/4/     1.03%/4/    1.06%/4/
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            49%         106%         34%          25%           6%         38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

 19   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS    Continued
--------------------------------------------------------------------------------


                                                                                        Year     Year
                                                                                       Ended    Ended
                                                                                   August 31, June 30,
Class B                                    2000       1999       1998       1997      1996/1/    1996
=======================================================================================================
Per Share Operating Data
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $38.37     $30.54     $39.34     $32.94     $32.74    $30.36
-------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                (.21)      (.20)       .43        .36        .04       .23
Net realized and unrealized gain (loss)    24.22      11.32      (4.89)     10.08        .16      5.53
                                          -------------------------------------------------------------
Total income (loss) from investment
operations                                 24.01      11.12      (4.46)     10.44        .20      5.76
-------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --       (.21)      (.44)      (.27)        --      (.28)
Distributions from net realized gain       (2.83)     (3.08)     (3.90)     (3.77)        --     (3.10)
                                          -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                            (2.83)     (3.29)     (4.34)     (4.04)        --     (3.38)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $59.55     $38.37     $30.54     $39.34     $32.94    $32.74
                                          =============================================================

=======================================================================================================
Total Return, at Net Asset Value/2/        65.82%     38.27%    (12.32)%    33.93%      0.61%    19.95%

=======================================================================================================
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)     $996       $446       $330       $284       $137      $129
-------------------------------------------------------------------------------------------------------
Average net assets (in millions)            $676       $410       $354       $204       $131      $ 91
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income (loss)               (0.78)%    (0.58)%     1.08%      0.92%      0.61%     0.60%
Expenses                                    1.78%      1.86%      1.81%/4/   1.84%/4/   1.92%/4/  1.89%/4/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       49%       106%        34%        25%         6%       38%


1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

 20   OPPENHEIMER GROWTH FUND

                                                                                        Year     Year
                                                                                       Ended    Ended
                                                                                   August 31, June 30,
Class C                                    2000       1999       1998       1997      1996/1/    1996/2/
=======================================================================================================
Per Share Operating Data
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $38.92     $30.93     $39.87    $33.42    $33.22   $33.44
-------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)                (.09)      (.20)       .46       .42       .02      .40
Net realized and unrealized gain (loss)    24.48      11.47      (4.99)    10.17       .18     2.88
                                          -------------------------------------------------------------
Total income (loss) from
investment operations                      24.39      11.27      (4.53)    10.59       .20     3.28
-------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          --       (.21)      (.51)     (.37)       --     (.40)
Distributions from net realized gain       (2.83)     (3.07)     (3.90)    (3.77)       --    (3.10)
                                          -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                            (2.83)     (3.28)     (4.41)    (4.14)       --    (3.50)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $60.48     $38.92     $30.93    $39.87    $33.42   $33.22
                                          =============================================================

=======================================================================================================
Total Return, at Net Asset Value/3/        65.87%     38.28%    (12.33)%   33.93%     0.60%   10.07%

=======================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)     $176        $58        $44       $28        $5       $4
-------------------------------------------------------------------------------------------------------
Average net assets (in millions)            $103        $54        $44       $14        $4       $2
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:/4/
Net investment income (loss)               (0.77)%    (0.58)%     1.06%     0.95%     0.44%    0.65%
Expenses                                    1.78%      1.86%      1.81%/5/  1.84%/5/  2.10%/5/ 1.81%/5/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       49%       106%        34%       25%        6%      38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. For the period from November 1, 1995 (inception of offering) to June 30,
1996.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

 21   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS    Continued
--------------------------------------------------------------------------------

                                                                                        Year     Year
                                                                                       Ended    Ended
                                                                                   August 31, June 30,
Class Y                                    2000       1999       1998       1997      1996/1/    1996
=======================================================================================================
Per Share Operating Data
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $39.76     $31.54     $40.43     $33.69    $33.42   $30.80
-------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                        .16        .18        .87        .66       .08      .46
Net realized and unrealized gain (loss)    25.37      11.69      (5.09)     10.42       .19     5.70
                                          -------------------------------------------------------------
Total income (loss) from
investment operations                      25.53      11.87      (4.22)     11.08       .27     6.16
-------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income        (.13)      (.58)      (.77)      (.57)       --     (.44)
Distributions from net realized gain       (2.83)     (3.07)     (3.90)     (3.77)       --    (3.10)
                                          -------------------------------------------------------------
Total dividends and/or distributions
to shareholders                            (2.96)     (3.65)     (4.67)     (4.34)       --    (3.54)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period            $62.33     $39.76     $31.54     $40.43    $33.69   $33.42
                                          =============================================================

=======================================================================================================
Total Return, at Net Asset Value/2/        67.56%     39.74%    (11.38)%    35.36%     0.81%   21.10%
=======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions)     $191        $94       $132        $97       $18      $16
-------------------------------------------------------------------------------------------------------
Average net assets (in millions)            $135       $117       $135        $63       $17       $9
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:/3/
Net investment income                       0.27%      0.65%      2.16%      2.00%     1.67%    1.56%
Expenses                                    0.73%      0.80%      0.71%/4/   0.77%/4/  0.87%/4/ 0.94%/4/
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       49%       106%        34%        25%        6%      38%

1. For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

 22   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

     The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of 60 days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

 23   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS       Continued
--------------------------------------------------------------------------------

1.Significant Accounting Policies Continued
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2000, a provision of $44,072 was made for the Fund's projected benefit obligations and payments of $11,424 were made to retired trustees, resulting in an accumulated liability of $271,716 as of August 31, 2000.

     The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

 24   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $26,103,106, a decrease in overdistributed net investment income of $6,021,372, and a decrease in accumulated net realized gain on investments of $32,124,478. This reclassification includes $26,103,106 distributed in connection with Fund share redemptions which increased paid-in capital and reduced accumulated net realized gain. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 25   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS     Continued
--------------------------------------------------------------------------------

================================================================================
2.Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                             Year Ended August 31, 2000       Year Ended August 31, 1999
                               Shares         Amount            Shares        Amount
------------------------------------------------------------------------------------------
Class A
Sold                         13,371,627    $698,963,134       5,752,317    $212,292,610
Dividends and/or
distributions reinvested      2,813,617     121,042,450       4,324,566     145,910,899
Redeemed                     (8,711,692)   (441,617,575)     (9,596,795)   (352,377,492)
                             -------------------------------------------------------------
Net increase                  7,473,552    $378,388,009         480,088      $5,826,017
                             =============================================================

------------------------------------------------------------------------------------------
Class B
Sold                          7,972,912    $401,256,522       3,361,784    $119,411,368
Dividends and/or
distributions reinvested        778,205      32,170,991       1,063,591      34,821,935
Redeemed                     (3,640,138)   (176,195,220)     (3,631,651)   (129,309,008)
                             -------------------------------------------------------------
Net increase                  5,110,979    $257,232,293         793,724     $24,924,295
                             =============================================================

------------------------------------------------------------------------------------------
Class C
Sold                          2,038,083    $104,497,678         502,970     $18,124,421
Dividends and/or
distributions reinvested        102,477       4,301,986         134,465       4,465,559
Redeemed                       (717,406)    (34,914,481)       (582,721)    (20,939,132)
                             -------------------------------------------------------------
Net increase                  1,423,154     $73,885,183          54,714      $1,650,848
                             =============================================================

------------------------------------------------------------------------------------------
Class Y
Sold                          2,354,327    $122,130,560       1,359,263     $50,267,513
Dividends and/or
distributions reinvested        167,947       7,211,651         436,009      14,680,437
Redeemed                     (1,816,495)    (90,834,653)     (3,621,703)   (132,225,073)
                             -------------------------------------------------------------
Net increase (decrease)         705,779     $38,507,558      (1,826,431)   $(67,277,123)
                             =============================================================


3.Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2000, were $1,409,588,748 and $1,484,243,897, respectively.

As of August 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,567,280,882 was:

Gross unrealized appreciation           $    2,013,141,847
Gross unrealized depreciation                  (44,137,052)
                                        ------------------
Net unrealized appreciation             $    1,969,004,795
                                        ==================

 26   OPPENHEIMER GROWTH FUND

================================================================================
4.Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1 billion and 0.56% of average annual net assets in excess of $2.5 billion. Effective January 1, 2000, the fee was changed to 0.56% of average annual net assets over $2.5 billion through $4.5 billion and 0.54% of average annual net assets in excess of $4.5 billion. The Fund's management fee for the year ended August 31, 2000, was an annualized rate of 0.61%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an "at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                         Aggregate         Class A        Commissions      Commissions        Commissions
                         Front-end       Front-end         on Class A       on Class C         on Class B
                     Sales Charges   Sales Charges             Shares           Shares             Shares
                        on Class A     Retained by        Advanced by      Advanced by        Advanced by
Year Ended                  Shares     Distributor     Distributor/1/   Distributor/1/     Distributor/1/
-----------------------------------------------------------------------------------------------------------
August 31, 2000          $4,977,997     $1,530,627          $457,833         $6,360,80           $457,702

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   Class A                        Class B                        Class C
                       Contingent Deferred            Contingent Deferred            Contingent Deferred
                             Sales Charges                  Sales Charges                  Sales Charges
Year Ended         Retained by Distributor        Retained by Distributor        Retained by Distributor
---------------------------------------------------------------------------------------------------------
August 31, 2000                     $9,808                       $949,680                        $13,250

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended

 27   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 NOTES TO FINANCIAL STATEMENTS      Continued
--------------------------------------------------------------------------------

4.Fees and Other Transactions with Affiliates Continued
August 31, 2000, payments under the Class A plan totaled $5,429,482 prior to Manager waivers if applicable, all of which were paid by the Distributor to recipients, and included $239,372 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

     The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

     The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

     Distribution fees paid to the Distributor for the year ended August 31, 2000, were as follows:

                                                                  Distributor's      Distributor's
                                                                      Aggregate       Unreimbursed
                                                                   Unreimbursed      Expenses as %
                             Total Payments     Amount Retained        Expenses      of Net Assets
                                 Under Plan      by Distributor      Under Plan           of Class
---------------------------------------------------------------------------------------------------
Class B Plan                     $6,753,580          $5,373,578     $11,052,205              1.11%
Class C Plan                      1,028,132             335,453         984,333              0.56
===================================================================================================

5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

 28   OPPENHEIMER GROWTH FUND

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended August 31, 2000, was as follows:

                                                                 Call Options
                                                      ------------------------
                                                      Number of     Amount of
                                                        Options      Premiums
------------------------------------------------------------------------------
Options outstanding as of August 31, 1999                  --       $      --
Options written                                           125          19,938
Options closed or expired                                (125)        (19,938)
                                                      ------------------------
Options outstanding as of August 31, 2000                  --       $      --
                                                      ========================

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended August 31, 2000.

 29   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Growth Fund as of August 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the two-month period ended August 31, 1996, and the one-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the two-month period ended August 31, 1996, and the one-year period ended June 30, 1996, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
September 22, 2000

 30   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 FEDERAL INCOME TAX INFORMATION    Unaudited
--------------------------------------------------------------------------------

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Dividends and distributions of $2.8628, $2.8288, $2.8288 and $2.9563 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 9, 1999, of which $2.8288 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

     Dividends paid by the Fund during the fiscal year ended August 31, 2000, which are not designated as capital gain distributions should be multiplied by 3.54% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

 31   OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 OPPENHEIMER GROWTH FUND
--------------------------------------------------------------------------------


================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of
                          Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Clayton K. Yeutter, Trustee
                         Bruce L. Bartlett, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG LLP
--------------------------------------------------------------------------------
Legal Counsel            Mayer, Brown & Platt

                         For more complete information about Oppenheimer Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet web site, at www.oppenheimerfunds.com.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                         Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

                         (C)Copyright 2000 OppenheimerFunds, Inc. All rights
                            reserved.


 32 OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 INFORMATION AND SERVICES
--------------------------------------------------------------------------------


                  As an Oppenheimer fund shareholder, you can benefit from
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                  Internet
                  24-hr access to account information and transactions/1/
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                  --------------------------------------------------------------
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                  Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
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                  --------------------------------------------------------------
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                  --------------------------------------------------------------
                  Ticker Symbols Class A: OPPSX Class B: OPSBX Class C: OGRCX
                                 Class Y: OGRYX

                  1. At times this website may be inaccessible or its
                     transaction feature may be unavailable.


                                                   [GRAPHIC] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0270.001.0800 October 30, 2000